Exhibit 99.1 Press Release | For Distribution

Zix Reports Second Quarter 2017 Financial Results

New Products ZixProtect and ZixArchive Gain Early Traction and Contribute to Another Record Revenue Quarter

DALLAS — August 1, 2017 — Zix Corporation (Zix) (NASDAQ: ZIXI), a leader in email security, today announced financial results for the second quarter ended June 30, 2017.

Second Quarter 2017 Financial Highlights (results compared to the same year-ago quarter)

•	Revenue increased 10% to a record $16.4 million

•	Annual contract value increased 10% to a record $65.2 million

•	New First Year Orders decreased 13% to $2.6 million

•	GAAP net income increased 104% to $1.1 million

•	GAAP fully diluted earnings per share increased 103% to $0.02

•	Non-GAAP fully diluted earnings per share was flat at $0.06

•	The company ended the quarter with $29.5 million in cash and no debt

Management Commentary

“The leadership team and I could not have asked for a better start to the customer adoption of our recently launched solutions: ZixProtect and ZixArchive,” said David Wagner, Zix’s Chief Executive Officer. “During the quarter, our sales teams closed 44 ZixProtect and ZixArchive transactions, with every one of our corporate sales reps generating at least one transaction for our new offerings. In addition to our early success in selling these new bundles and add-ons, we also experienced momentum on the OEM front, having won a large U.S. federal government agency contract with our key partner Cisco. Overall, Q2 was another solid quarter, punctuated by record revenue, healthy new first year orders, and strong traction in the broader email security market with the early customer adoption of ZixProtect and ZixArchive. Looking ahead, we will continue to execute and invest to build on our consistent track record of generating profitable growth.”

Zix’s Chief Financial Officer David Rockvam added: “We achieved record revenue for a 13th consecutive quarter, up 10% in Q2 over the same period a year ago. Our strong results were once again driven by the success of our sales teams in securing new customer orders and add-ons, which were bolstered by our recently enhanced suite of offerings. Our continued industry leadership in email encryption—coupled with our expanded email protection solutions and solid execution on the Greenview Data acquisition—has us positioned to execute on our second half of the year business and financial objectives. Given the progress we’ve made and the pipeline we’ve built, we are reiterating our full year revenue guidance range of $66.2 million to $66.7 million for 2017, representing 10% to 11% growth compared to fiscal year 2016.”

www.zixcorp.com

Press Release | For Distribution

Second Quarter 2017 Operational Highlights

•	Entered advanced threat protection and archiving markets with the launch of ZixProtect and ZixArchive

•	Secured a large U.S. federal government agency win with OEM partner Cisco

•	Expanded leadership team with the appointment of Bhavin Merchant as Vice President of Corporate Development and named Vice President of Business Development Nigel Johnson as Chief Technology Officer

Second Quarter 2017 Corporate Financial Summary and Other Operational Metrics

$ in Millions, except per share data	Q2 2017	Q2 2016	Change (1)
Revenue	$16.4	$14.9	9.7%
GAAP Gross Profit	$13.1	$12.3	6.8%
GAAP Net Income	$1.1	$0.6	103.8%
GAAP Net Income Per Share – Diluted	$0.02	$0.01	103.0%
EBITDA (2)	$3.4	$1.6	119.3%
EBITDA Margin	20.9%	10.4%	10.4 pts
Non-GAAP Adjusted Gross Profit (3)	$13.3	$12.4	7.4%
Non-GAAP Adjusted Net Income (3)	$3.5	$3.3	7.3%
Non-GAAP Adjusted Net Income Per Share – Diluted (3)	$0.06	$0.06	6.9%
Adjusted EBITDA (3)	$4.2	$3.9	7.9%
Adjusted EBITDA Margin	25.9%	26.3%	(0.4 pts )
New First Year Orders	$2.6	$3.0	(12.9%)
Total Orders	$15.7	$20.4	(23.1%)
Backlog (4)	$77.8	$80.9	(3.7%)

(1)	Changes are based on actual numbers versus numbers shown in the columns, which may reflect rounding
(2)	Adjusted earnings before interest, taxes, depreciation and amortization
(3)	A reconciliation of GAAP to non-GAAP adjusted results is included in this press release and available on our investor relations Web page at http://investor.zixcorp.com
(4)	Service contract commitments that represent future revenue to be recognized as the services are provided

www.zixcorp.com

Press Release | For Distribution

The acquisition of Greenview Data and the introduction of ZixProtect and ZixArchive demonstrate the company’s focus on meeting the entire breadth of its customers’ email data protection and compliance needs, enhancing its leadership position in email encryption and expanding its growth opportunities with add-on business in a larger total addressable market. Along with Zix’s seven growth pillars and customer success model, this focus will continue to drive the company’s long-term profitable growth initiatives.

Financial Outlook

For the third quarter 2017, the company forecasts revenue to range between $16.7 million and $16.9 million, representing an increase of 9% to 10% year-over-year. The company forecasts fully diluted GAAP earnings per share to be in a range of $0.02 and $0.03 and fully diluted non-GAAP adjusted earnings per share to be $0.07 for the third quarter 2017.

For fiscal year 2017, the company is reiterating its revenue guidance range of $66.2 million and $66.7 million, representing an increase of 10% to 11% compared to fiscal year 2016. The company forecasts fully diluted GAAP earnings per share to be between $0.10 and $0.12 and reiterates its fully diluted non-GAAP adjusted earnings per share guidance of $0.28 for fiscal year 2017.

Conference Call Information

Management will discuss these financial results and outlook on a conference call today (August 1, 2017) at 5:00 p.m. ET (2:00 p.m. PT).

A live webcast of the conference call will be available in the investor section of Zix’s website here. Alternatively, participants can access the conference call by dialing 1-855-853-6940 (U.S. toll-free) or 1-720-634-2906 (international) at least 15 minutes before the call and entering access code 40885768. If you have any difficulty connecting with the conference call, please contact Liolios Group at 1-949-574-3860.

An audio replay of the conference will be available for seven days, by dialing 1-855-859-2056 (U.S. toll-free) or 1-404-537-3406 (international) and entering the access code 40885768. An archive of the webcast will also be available on the Zix investor relations Web site.

www.zixcorp.com

Press Release | For Distribution

About Zix Corporation

Zix Corporation (Zix) is a leader in email security. Trusted by the nation’s most influential institutions in healthcare, finance and government, Zix delivers a superior experience and easy-to-use solutions for email encryption and data loss prevention, advanced threat protection, archiving and bring your own device (BYOD) mobile security. Focusing on the protection of business communication, Zix enables its customers to better secure data and meet compliance needs. Zix is publicly traded on the Nasdaq Global Market under the symbol ZIXI. For more information, visit www.zixcorp.com.

###

Zix Company Contact Taylor Johnson (214) 370-2134 tjohnson@zixcorp.com	Zix Investor Contact Matt Glover and Najim Mostamand Liolios Group, Inc. (949) 574-3860 ZIXI@liolios.com

Statements in this release that are not purely historical facts or that necessarily depend upon future events, including statements about forecasts of sales, revenue or earnings, potential benefits of strategic relationships, or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to Zix on the date this release was issued. Zix undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to market acceptance of new Zix solutions and how privacy and data security laws may affect demand for Zix email data protection solutions. Zix may not succeed in addressing these and other risks. Further information regarding factors that could affect Zix financial and other results can be found in the risk factors section of Zix’s most recent filing on Form 10-K with the Securities and Exchange Commission.

www.zixcorp.com

ZIX CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30, 2017 (unaudited)	December 31, 2016
ASSETS
Current assets:
Cash and cash equivalents	$29,508,000	$26,457,000
Receivables, net	993,000	1,209,000
Prepaid and other current assets	2,845,000	2,829,000

Total current assets	33,346,000	30,495,000
Property and equipment, net	4,308,000	3,976,000
Intangible Assets, Net	4,934,000	—
Goodwill	6,488,000	2,161,000
Deferred tax assets	41,886,000	45,726,000

Total assets	$90,962,000	$82,358,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$5,456,000	$4,720,000
Deferred revenue	25,738,000	25,773,000

Total current liabilities	31,194,000	30,493,000
Long-term liabilities:
Deferred revenue	1,606,000	1,448,000
Deferred rent	1,270,000	1,347,000

Total long-term liabilities	2,876,000	2,795,000

Total liabilities	34,070,000	33,288,000
Total stockholders’ equity	56,892,000	49,070,000

Total liabilities and stockholders’ equity	$90,962,000	$82,358,000

ZIX CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Revenue	$16,378,000	$14,930,000	$32,271,000	$29,258,000
Cost of revenue	3,247,000	2,635,000	6,070,000	5,172,000

Gross profit	13,131,000	12,295,000	26,201,000	24,086,000
Operating expenses:
Research and development	2,708,000	2,321,000	5,131,000	4,500,000
Selling, general and administrative	7,783,000	9,028,000	15,768,000	16,172,000

Total operating expenses	10,491,000	11,349,000	20,899,000	20,672,000

Operating income	2,640,000	946,000	5,302,000	3,414,000
Operating margin	16%	6%	16%	12%
Other income, net	66,000	50,000	145,000	109,000
Income before income taxes	2,706,000	996,000	5,447,000	3,523,000
Income tax expense	(1,567,000)	(437,000)	(2,533,000)	(1,394,000)

Net income	$1,139,000	$559,000	$2,914,000	$2,129,000

Basic income per common share:	$0.02	$0.01	$0.05	$0.04

Diluted income per common share:	$0.02	$0.01	$0.05	$0.04

Shares used in per share calculation - basic	53,573,431	53,766,979	53,268,005	54,884,713

Shares used in per share calculation - diluted	54,479,963	54,270,000	54,075,003	55,425,683

ZIX CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Six Months Ended June 30,
	2017	2016
Operating activities:
Net income	$2,914,000	$2,129,000
Non-cash items in net income	4,806,000	3,326,000
Changes in operating assets and liabilities	(438,000)	2,087,000

Net cash provided by operating activities	7,282,000	7,542,000
Investing activities:
Purchases of property and equipment	(1,266,000)	(1,238,000)
Acquisition of business, net of cash acquired	(6,594,000)	—

Net cash used in investing activities	(7,860,000)	(1,238,000)
Financing activities:
Proceeds from exercise of stock options	4,128,000	50,000
Purchase of Treasury Stock	(499,000)	(14,290,000)

Net cash provided by (used in) financing activities	3,629,000	(14,240,000)

Increase (Decrease) in cash and cash equivalents	3,051,000	(7,936,000)
Cash and cash equivalents, beginning of period	26,457,000	28,664,000

Cash and cash equivalents, end of period	$29,508,000	$20,728,000

ZIX CORPORATION

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(Unaudited)

			Three Months Ended		Six Months Ended
			June 30,		June 30,
			2017	2016	2017	2016
Revenue:
GAAP revenue			$16,378,000	$14,930,000	$32,271,000	$29,258,000

Cost of revenue
GAAP cost of revenue			$3,247,000	$2,635,000	$6,070,000	$5,172,000
Stock-based compensation charges (1)	(A	)	(77,000)	(56,000)	(148,000)	(116,000)
Strategic consulting and litigation costs (2)	(B	)	(2,000)	—	(2,000)	—
Intangible Amortization (3)	(C	)	(50,000)	—	(50,000)	—

Non-GAAP adjusted cost of revenue			$3,118,000	$2,579,000	$5,870,000	$5,056,000

Gross profit:
GAAP gross profit			$13,131,000	$12,295,000	$26,201,000	$24,086,000
Stock-based compensation charges (1)	(A	)	77,000	56,000	148,000	116,000
Strategic consulting and litigation costs (2)	(B	)	2,000	—	2,000	—
Intangible Amortization (3)	(C	)	50,000	—	50,000	—

Non-GAAP adjusted gross profit			$13,260,000	$12,351,000	$26,401,000	$24,202,000

Research and development expense
GAAP research and development expense			$2,708,000	$2,321,000	$5,131,000	$4,500,000
Stock-based compensation charges (1)	(A	)	(97,000)	(75,000)	(177,000)	(152,000)
Strategic consulting and litigation costs (2)	(B	)	(3,000)	—	(3,000)	—

Non-GAAP adjusted research and development expense			$2,608,000	$2,246,000	$4,951,000	$4,348,000

Selling and marketing expense
GAAP selling and marketing expense			$5,222,000	$5,083,000	$10,395,000	$9,492,000
Stock-based compensation charges (1)	(A	)	(231,000)	(156,000)	(436,000)	(304,000)
Strategic consulting and litigation costs (2)	(B	)	(1,000)	—	(1,000)	—
Intangible Amortization (3)	(C	)	(57,000)	—	(57,000)	—

Non-GAAP adjusted selling and marketing expense			$4,933,000	$4,927,000	$9,901,000	$9,188,000

General and administrative expense
GAAP general and administrative expense			$2,561,000	$3,945,000	$5,373,000	$6,680,000
Stock-based compensation charges (1)	(A	)	(283,000)	(433,000)	(518,000)	(510,000)
Strategic consulting and litigation costs (2)	(B	)	(128,000)	(1,293,000)	(670,000)	(1,972,000)
Executive separation payment (4)	(D	)	—	(358,000)	(3,000)	(358,000)

Non-GAAP adjusted general and administrative expense			$2,150,000	$1,861,000	$4,182,000	$3,840,000

Operating income:
GAAP operating income			$2,640,000	$946,000	$5,302,000	$3,414,000
Stock-based compensation charges (1)	(A	)	688,000	720,000	1,279,000	1,082,000
Strategic consulting and litigation costs (2)	(B	)	134,000	1,293,000	676,000	1,972,000
Intangible Amortization (3)	(C	)	107,000	—	107,000	—
Executive separation payment (4)	(D	)	—	358,000	3,000	358,000

Non-GAAP adjusted operating income			$3,569,000	$3,317,000	$7,367,000	$6,826,000

Adjusted Operating Margin			21.8%	22.2%	22.8%	23.3%

Net income:
GAAP net income			$1,139,000	$559,000	$2,914,000	$2,129,000
Stock-based compensation charges (1)	(A	)	688,000	720,000	1,279,000	1,082,000
Strategic consulting and litigation costs (2)	(B	)	134,000	1,293,000	676,000	1,972,000
Intangible Amortization (3)	(C	)	107,000	—	107,000	—
Executive separation payment (4)	(D	)	—	358,000	3,000	358,000
Income tax impact	(E	)	1,425,000	326,000	2,232,000	1,146,000

Non-GAAP adjusted net income			$3,493,000	$3,256,000	$7,211,000	$6,687,000

Diluted net income per common share:
GAAP net income			$0.02	$0.01	$0.05	$0.04
Adjustments per share	(A-E	)	$0.04	$0.05	$0.08	$0.08

Non-GAAP adjusted net income			$0.06	$0.06	$0.13	$0.12

Shares used to compute Non-GAAP adjusted net income per share - diluted			54,479,963	54,270,000	54,075,003	55,425,683

Reconciliation of Net income to EBITDA and Adjusted EBITDA:	(F	)
Net income			$1,139,000	$559,000	$2,914,000	$2,129,000
Income tax provision			1,567,000	437,000	2,533,000	1,394,000
Depreciation			608,000	564,000	1,190,000	1,098,000
Intangible Amortization (3)			107,000	—	107,000	—

EBITDA			3,421,000	1,560,000	6,744,000	4,621,000

Adjustments:
Stock-based compensation charges (1)	(A	)	688,000	720,000	1,279,000	1,082,000
Strategic consulting and litigation costs (2)	(B	)	134,000	1,293,000	676,000	1,972,000
Executive separation payment (4)	(D	)	—	358,000	3,000	358,000

Adjusted EBITDA			$4,243,000	$3,931,000	$8,702,000	$8,033,000

Adjusted EBITDA margin			25.9%	26.3%	27.0%	27.5%

ZIX CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
(1) Stock-based compensation charges are included as follows:
Cost of revenues	$77,000	$56,000	$148,000	$116,000
Research and development	97,000	75,000	177,000	152,000
Selling and marketing	231,000	156,000	436,000	304,000
General and administrative	283,000	433,000	518,000	510,000

	$688,000	$720,000	$1,279,000	$1,082,000

(2) Strategic consulting and litigation costs are included as follows:
Cost of revenues	2,000	—	2,000	—
Research and development	3,000	—	3,000	—
Selling and marketing	1,000	—	1,000	—
General and administrative	128,000	1,293,000	670,000	1,972,000

	$134,000	$1,293,000	$676,000	$1,972,000

(3) Intangible Amortization is included as follows:
Cost of revenues	50,000	—	50,000	—
Selling and marketing	57,000	—	57,000	—

	$107,000	$—	$107,000	$—

(4) Executive separation payment is included as follows:
General and administrative	—	358,000	3,000	358,000

	$—	$358,000	$3,000	$358,000

This presentation includes Non-GAAP measures. Our Non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations of these measures, see Notes to Reconciliation of GAAP to Non-GAAP Financial Measures on the next page.

ZIX CORPORATION

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES OUTLOOK

	LOW	HIGH	LOW	HIGH
	Three Months Ended	Three Months Ended	Twelve Months Ended	Twelve Months Ended
	September 30	September 30	December 31,	December 31,
	2017	2017	2017	2017
Revenue:
GAAP revenue	$16,700,000	$16,900,000	$66,200,000	$66,700,000

Diluted net income per common share:
GAAP net income	$0.02	$0.03	$0.10	$0.12
Stock-based compensation charges	$0.01	$0.01	$0.05	$0.05
Strategic consulting and litigation costs	$0.01	$0.01	$0.04	$0.03
Intangible Amortization	$0.00	$0.00	$0.01	$0.01
Income tax impact	$0.03	$0.02	$0.08	$0.07

Non-GAAP adjusted net income	$0.07	$0.07	$0.28	$0.28

Shares used to compute Non-GAAP adjusted net income per share - diluted	54,606,559	54,606,559	54,399,631	54,399,631

This presentation includes Non-GAAP measures. Our Non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations of these measures, see Notes to Reconciliation of GAAP to Non-GAAP Financial Measures on the next page.

ZIX CORPORATION

NOTES TO RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

USE OF NON-GAAP FINANCIAL INFORMATION

The Company occasionally utilizes financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide investors with an alternative method for assessing our operating results in a manner that enables investors to more thoroughly evaluate our current performance as compared to past performance. We also believe these Non-GAAP measures provide investors with a more informed baseline for modeling the Company’s future financial performance. Management uses these Non-GAAP financial measures to make operational and investment decisions, to evaluate the Company’s performance, to forecast and to determine compensation. Further, management utilizes these performance measures for purposes of comparison with its business plan and individual operating budgets and allocation of resources. We believe that our investors should have access to, and that we are obligated to provide, the same set of tools that we use in analyzing our results. These Non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. We have provided definitions below for certain Non-GAAP financial measures, together with an explanation of why management uses these measures and why management believes that these Non-GAAP financial measures are useful to investors. In addition, in our earnings release we have provided tables to reconcile the Non-GAAP financial measures utilized to GAAP financial measures.

ADJUSTED NON-GAAP MEASURES

Our Non-GAAP measures adjust GAAP Cost of revenue, Gross profit, Research and development expense, Selling and marketing expense, General and administrative expense, Operating income, Net income, Net income per share - diluted, and EBITDA for non-cash stock-based compensation expense, and strategic consulting and litigation costs to derive Non-GAAP adjusted Cost of revenue, adjusted Gross profit, adjusted Research and development expense, adjusted Selling and marketing expense, adjusted General and administrative expense, adjusted Operating income, adjusted Net income, adjusted Net income per share - diluted and adjusted EBITDA. We provide a reconciliation of these adjusted Non-GAAP measures to GAAP Gross profit, Operating income, Net income, Net income per share - diluted and EBITDA.

Our forward-looking adjusted Non-GAAP earnings per share information consistently excludes non-cash stock-based compensation expense. Additionally, the adjusted Non-GAAP earnings per share will consistently exclude litigation expenses and non-recurring items that impact our ongoing business. See items (A) through (E) below for further information on the current quarter’s reconciling items.

Items (A) through (F) on the “Reconciliation of GAAP to Non-GAAP Financial Measures” table are listed to the right of certain categories under “Gross profit,” “Operating income,” “Net income,” “Net income per share - diluted” and “EBITDA” and correspond to the categories explained in further detail below under (A) through (F).

(A) Non-cash stock-based compensation charges relating to stock option grants, restricted stock, and restricted stock units awarded to and accounted for in accordance with Share-Based Payment accounting guidance. See (1) on previous page for breakdown of stock-based compensation. Because of varying valuation methodologies, subjective assumptions and varying award types, the Company believes that the exclusion of stock-based compensation charges provides for more accurate comparisons to our peer companies and for a more accurate comparison of our financial results to previous periods. Additionally, the Company believes it is useful to investors to understand the specific impact of non-cash stock-based compensation charges on our operating results.

(B) Strategic consulting and litigation costs. See item (2) on previous page. The Company’s management excludes certain board-directed consulting costs and litigation expenses when evaluating its ongoing performance and/or predicting its earnings trends and therefore excludes these charges on our adjusted operating results.

(C) Intangible amortization costs. See item (3) on previous page. The Company’s management excludes amortization expenses associated with the acquisition of intangible assets when evaluating its ongoing performance and/or predicting its earnings trends and therefore excludes these charges on our adjusted operating results.

(D) Executive separation payment relating to CFO employment termination benefits agreement. See item (4) on previous page. The Company’s management excludes these costs when evaluating its ongoing performance and/or predicting its earnings trends and therefore excludes these charges on our adjusted operating results.

(E) The Non-GAAP adjustment to the tax provision represents the non-cash tax expense included in the GAAP tax provision, including the current period utilization of deferred tax assets created in previous periods. The remaining provision for income taxes represents expected cash taxes to be paid.

(F) EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA adds back stock-based compensation charges and litigation expenses.